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                                                                    EXHIBIT 10.1


                         ENERGY BIOSYSTEMS CORPORATION

                             1997 STOCK OPTION PLAN



      1. Purposes of the Plan. The purposes of this Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants of the Company and its Subsidiaries and to promote the success of the Company's business. Options granted under this Plan may be incentive stock options (as defined under Section 422 of the Code) or nonqualified stock options, as determined by the Administrator at the time of grant of an option and subject to the applicable provisions of Section 422 of the Code, as amended, and the regulations promulgated thereunder. No incentive Stock Options may be granted under this Plan unless this Plan has been approved by the stockholders of the Company.

      2.  Definitions.  As used herein, the following definitions shall apply:

      (a) "Administrator" means the Board or any of its Committees, as applicable, that is administering the Plan pursuant to Section 4 of the Plan.

      (b) "Board" means the Board of Directors of the Company.

      (c) "Code" means the Internal Revenue Code of 1986, as amended.

      (d) "Committee" means the Committee appointed by the Board of Directors in accordance with paragraph (a) of Section 4 of the Plan.

      (e) "Company" means Energy BioSystems Corporation, a Delaware corporation.

      (f) "Consultant" means any consultant or advisor to the Company or any Parent or Subsidiary.

      (g) "Continuous Status as an Employee" means the absence of any interruption or termination of the employment relationship by the Company or any Subsidiary. Continuous Status as an Employee shall not be considered interrupted in the case of: (i) any leave of absence approved by the Board, including sick leave, military leave, or any other personal leave; provided, however, that for purposes of Incentive Stock Options, such leave is for a
period of not more that   ninety (90) days, unless reemployment upon expiration
of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (ii) in the case of transfers between locations of the Company or between the Company, its Subsidiaries or its successor.

      (h) "Employee" means any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

      (i) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

      (j) "Fair Market Value" means, as of any date, the value of Stock determined as follows:

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              (i) If the Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported, as quoted on such systems or exchange or the exchange with the greatest volume of trading in Stock for the last market trading day prior to the time of determination) as reported in the Wall Street Journal or such other source as the Administrator deems reliable;

              (ii) If the Stock is quoted on The Nasdaq Stock Market (but not on The Nasdaq National Market) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high and low asked prices for the Stock; or

              (iii) In the absence of an established market for the Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

      (k) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

      (l) "Nonqualified Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

      (m) "Option" means a stock option granted pursuant to the Plan.

      (n) "Optioned Stock" means the Stock subject to an Option.

      (o) "Optionee" means an Employee or Consultant who receives an Option.

      (p) "Parent" means a "parent corporation," whether now or hereafter existing, as define in Section 424(e) of the Code.

      (q) "Plan" means this 1997 Stock Option Plan.

      (R)  "Share" means a share of the Stock, as adjusted in accordance with
Section 12 of the Plan.

      (s) "Stock" means the Common Stock, par value $.01 per share of the Company.

      (t) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

    3. Stock Subject to the Plan. Subject to the provisions of Section 12 of the Plan, the maximum number of shares of Stock which may be optioned and sold under the Plan is 100,000 shares. The shares may be authorized, but unissued, or reacquired Stock.

    If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.

    4.  Administration of the Plan.

       (a)  Procedure.

            (i) Administration With Respect to Directors and Officers. With respect to grants of Options to Employees who are also officers or directors of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board to administer the Plan, which

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Committee shall be constituted in such a manner as to permit the Plan to comply with Rule 16b-3 promulgated under the Exchange Act or any successor thereto ("Rule 16b-3") with respect to a plan intended to qualify thereunder as a discretionary plan. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Rule 16b-3 with respect to a plan intended to qualify thereunder as a discretionary plan. Notwithstanding the foregoing, the Plan shall not be administered by the Board if (a) the Company and its officers and directors are then subject to the requirements of Section 16 of the Exchange Act and (b) the Board's administration of the Plan would prevent the Plan from Complying with Rule 16b-3.

         (ii)  Multiple Administrative Bodies.  If permitted by Rule 16b-3, the
Plan may be   administered by different bodies with respect to directors, non-
director officers and Employees who are neither directors nor officers.

        (iii) Administration With Respect to Consultants and Other Employees. With respect to grants of Options to Employees or Consultants who are neither directors nor officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the legal requirements relating to the administration of incentive stock option plans, if any, of corporate and securities laws applicable to the Company and of the Code (the "Applicable Laws"). Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution thereof, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent
permitted by the   Applicable Laws.

   (b) Powers of the Administrator. Subject to the provisions of the Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

        (i) to determine the Fair Market Value of the Stock, in accordance with
Section 2(j) of the Plan;

       (ii) to select the officers, Consultants and Employees to whom Options may from time to time be granted hereunder;

      (iii) to determine whether and to what extent Options are granted hereunder;

       (iv) to determine the number of shares of Stock to be covered by each such award granted hereunder;

        (v) to approve forms of agreement for use under the Plan;

       (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, the per share exercise price for the Shares to be issued pursuant to the exercise of an Option and any restriction or limitation, or any vesting acceleration or waiver of forfeiture restrictions regarding any Option or other award and/or the shares of Stock relating thereto, based in each case on such factors as the Administrator shall determine, in its sole discretion);

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         (vii) to determine whether and under what circumstances an Option may be bought-out for cash under subsection 9(f);

         (viii) to determine whether, to what extent and under what circumstances Stock and other amounts payable with respect to an award under this Plan shall be deferred wither automatically or at the election of the participant (including providing for and determining the amount, if any, of any deemed earnings on any deferred amount during the deferral period); and

          (ix) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Stock covered by such Option shall have declined since the date the Option was granted.

      (c) Effect of Committee's Decision. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Optionees and any other holders of any Options. Neither the Board, the Committee nor any member thereof shall be liable for any act, omission, interpretation, construction or determination made in connection with the Plan in good faith, and the members of the Board and of the Committee shall be entitled to
indemnification and reimbursement by the Company in   respect of any claim,
loss, damage or expense (including counsel fees) arising therefrom to the full
extent   permitted by law.

  5.  Eligibility.

      (a) Nonqualified Stock Options may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. An Employee or Consultant who has been granted an Option may, if he is otherwise eligible, be granted an additional Option or Options.

      (b) Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonqualified Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonqualified Stock Options.

      (c) For purposes of Section 5(b), Incentive Stock Options shall be taken into account in the order in which they are granted, and the Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

      (d)  The Plan shall not confer upon any Optionee any right with respect to
continuation of   employment or consulting relationship with the Company, nor shall it interfere in any way with his right or the otherwise agreed in writing by the Company and such Optionee.

      (e) The maximum number of shares subject to Options which may be issued to any Optionee under the Plan during any period of three consecutive years is 100,000 shares.

  6.  Term of Plan.  The Plan shall become effective upon its adoption by the Board of Directors.  It shall continue in effect until January 14, 2007,
unless extended by the Board or sooner terminated under   Section 14 of the
Plan. No grants of Options will be made pursuant to the Plan after January 14, 2007.

  7. Term of Option. The term of each Option shall be the term stated in the Option Agreement; provided, however, that in the case of an Incentive Stock Option, the term shall be no more than ten (10) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement. However, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns Stock representing more than ten percent (10%) of the voting power of all classes

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of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.


      8.  Option Exercise Price and Consideration.

          (a) The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Administrator, provided that, in the case of an Incentive Stock Option:

              (i) granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

              (ii) granted to any Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

          (b) The consideration to be paid for the Share to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (1) cash, (2) check, (3) promissory note, (4) other shares of the Company's capital stock which (x) in the case of shares of the Company's capital stock acquired upon exercise of an Option wither have been owned by the Optionee for more than six months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (5) authorization for the Company to retain from the total number of Shares as to which said Option is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised, (6) delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price, (7) any combination of the foregoing methods of payment, or (8) such other consideration and method of payment for the issuance of Shares to the extent permitted under Applicable Laws.

      9.  Exercise of Option.

          (a) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, including performance criteria with respect to the Company and/or the Optionee, and as shall be permitted under the terms of the Plan. An Option may not be exercised for a fraction of a Share.

          An Option shall be deemed to be exercised, and the Optionee deemed to be a stockholder of the Shares being purchased upon exercise, when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under Section 8(b) of the Plan.

          Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercise.

          (b) Termination of Employment. In the event of termination of an Optionee's relationship as a Consultant (unless such termination is for purposes of becoming an Employee of the Company) or Continuous Status as an Employee with the Company (as the case may be), such Optionee

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may, but only within ninety (90) days (or such other period of time as is determined by the Board, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option and not exceeding ninety (90) days) after the date of such termination (but in no event later that the expiration date of the term of such Option as set forth in the Option Agreement ), exercise his Option to the extent that Optionee was entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of such termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

      (c) Disability of Optionee. Notwithstanding the provisions of Section 9(b) above, in the event of termination of an Optionee's relationship as a Consultant or Continuous Status as an Employee as a result of his total and permanent disability (as defined in Section 22(e)(3) of the Code), Optionee may, but only within twelve (12) months from the date of such termination (but in no
event later than the   expiration date of the term of such Option as set forth
in the Option Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled with the time specified herein, the Option shall terminate.

      (d) Death of Optionee. In the event of the death of an Optionee, the Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Optionee was entitled to exercise the Option at the date of death. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if the Optionee's estate (or such other person who acquired the right to exercise the Option) does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

      (e) Rule 16b-3. Options granted to persons subject to Section 16(b) of the Exchange Act must comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transaction.

      (f) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

  10. Non-Transferability of Options. The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

  11. Stock Withholding to Satisfy Tax Obligations. At the discretion of the Administrator, Optionees may satisfy withholding obligations as provided in this paragraph. When an a Optionee incurs tax liability in connection with an Option, which tax liability is subject to tax withholding under applicable tax laws, and the Optionee is obligated to pay the Company an amount required to be withheld under applicable tax laws, the Optionee may satisfy the withholding tax obligation by electing to have the Company withhold from the Shares to be issued upon exercise of the Option, that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined (the "Tax Date").

  All elections by an Optionee to have Shares withheld for this purpose shall be made in writing in a form acceptable to the Administrator and shall be subject to the following restrictions:

      (a) the election must be made on or prior to the applicable Tax Date;

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         (b) once made, the election shall be irrevocable as to the particular
Shares of the Option as to which the election is made;

         (c) all elections shall be subject to the consent or disapproval of the Administrator; and

         (d) if the Optionee is subject to Rule 16b-3, the election must comply with the applicable provisions of Rule 16b-3 and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

      In the event the election to have Shares withheld is made by an Optionee and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, the Optionee shall receive the full number of Shares with respect to which the Option is exercised but such Optionee shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

      12. Changes in the Company's Capital Structure. The existence of outstanding Options shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

      If the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of the Stock outstanding, without receiving compensation therefor in money, services or property, then (a) the number, class, and per share price of shares of Stock subject to outstanding Options hereunder shall be appropriately adjusted in such a manner as to entitle an Optionee to receive upon exercise of an Option, for the same aggregate cash consideration, the same total number and class of shares as he would have received had he exercised his Option in full immediately prior to the event requiring the adjustment; and (b) the number and class of shares of Stock then reserved for issuance under the Plan shall be adjusted by substituting for the total number and class of shares of Stock then reserved that number and class of shares of Stock that would have been received by the owner of an equal number of outstanding shares of each class of Stock as the result of the event requiring adjustment.

      If the Company shall be a party to a merger or similar reorganization after which the Company is not the surviving corporation, or if there is a sale of all or substantially all the Common Stock or a sale of all or substantially all of the assets of the Company, or if the Company is to be liquidated or dissolved (any of which events shall constitute a ("Significant Transaction"), then, subject to the provisions hereof, the Administrator, in its discretion, may accelerate the vesting of all outstanding Options or take such other action with respect to outstanding Options as it deems appropriate, including, without limitation, canceling such Options and paying the Optionees an amount equal to the value of such Options, as determined by the Board.

      Notwithstanding the foregoing, if a Significant Transaction shall occur in connection with or following a Change in Control (as defined below), in connection with which Significant Transaction the holder of any Option is not fully vested shall not receive, in respect of such Options, a substitute award of stock options containing substantially similar terms to and having an equal or greater fair market value than such Option, then the Administrator shall either (i) accelerate the vesting of such Option within a reasonable time prior to the completion of such Significant Transaction on the same basis as holders of Stock, subject to such holder's exercise of such Option) or (ii) cancel such Option in consideration of the payment to the holder thereof of an amount (in cash) equal to the fair market value of such Option. For

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purposes of the foregoing, the fair market value attributable to Options shall be determined by the Administrator either, at its election, (x) in accordance with the Black-Scholes method (for purposes of which volatility shall be measured over the preceding one year period and the risk-free interest rate shall be the rate of U.S. treasury bills with a maturity corresponding to the remaining term of such Option) or (y) to be an amount equal to the fair market value of the Stock subject to such Option less the exercise price thereof and
(iii) the fair market value of (A) any Option shall be determined as of the date, wither of the Change in Control or of the Significant Transaction, that results in the greater fair market value of such Options, and (B) any substitute award shall be determined as of the date of the Significant Transaction. A "Change in Control" shall be deemed to occur if:

          (i) any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended) shall become (directly or indirectly) the beneficial owner (within the meaning of Rule 13d-3 promulgated under such Act) of more than 50% of the combined voting power of the then outstanding voting securities of EBC entitled to vote generally in the election of directors ("Voting Power"); or

          (ii) EBC's stockholders shall approve a merger or consolidation, sale or disposition of all or substantially all of EBC's assets or a plan of liquidation of dissolution of EBC, other than (A) a merger or consolidation in which the voting securities of EBC outstanding immediately prior thereto will become (by operation of law), or are to be converted into voting securities of the surviving corporation or its parent corporation that, immediately after such merger or consolidation, (x) are owned by the same person or entity or persons or entities that owned the voting securities of EBC immediately prior thereto and (y) possess at least 75% of the Voting Power held by the voting securities of the surviving corporation or its parent corporation, or (B) a merger or consolidation effected to implement a recapitalization of EBC (or similar transaction) in which no person acquires more than 50% of the Voting Power.

      Except as expressly provided herein, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services wither upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number, class, or price of shares of Stock then subject to outstanding Options.

      13. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date on which the Administrator makes the determination granting such Option, or such other date as is determined by the Administrator. Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

      14.  Amendment and Termination of the Plan.

           (a) Amendment and Termination. The Board may at any time amend, alter, suspend or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act or with Section 422 of the Code (or any other applicable law or regulation, including the applicable requirements of The Nasdaq Stock Market or an established stock exchange), the Company shall obtain stockholder approval of any Plan amendment in such manner and to such a degree as required.

           (b)  Effect of Amendment or Termination.  Any such amendment or
termination of the Plan   shall not affect Options already granted and such
Options shall remain is full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

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      15.  Conditions Upon Issuance of Shares.  Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange which the Shares may be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

      As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any aforementioned relevant provision of law.

      16. Reservation of Shares. The Company, during the term of this Plan, will at times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

      The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

      17. Agreements. Options shall be evidenced by written agreements ("Option Agreement") in such form as the applicable Administrator shall approve from time to time.

      18. Information to Optionees. The Company shall provide to each Optionee, during the period for which such Optionee has one or more Options outstanding, copies of all annual reports and other information which are generally provided to all stockholders of the Company. The Company shall not be required to provide such information to persons whose duties in connection with the Company assure their access to equivalent information.

      19. Governing Law; Construction. All rights and obligations under the Plan shall be governed by, and the Plan shall be construed in accordance with, the laws of the State of Delaware without regard to the principles of conflicts of laws. Titles and headings to Sections herein are for the purpose of reference only, and shall in no way limit, define or otherwise affect the meaning or interpretation of any provisions of the Plan.

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